UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 12, 2011


                            LIBERTY COAL ENERGY CORP.
             (Exact name of registrant as specified in its charter)

         Nevada                       000-54073                  75-3252264
(State or other Jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

99 18th Street Suite 3000, Denver, Colorado                        80202
  (Address of principal executive offices)                       (Zip Code)

                                  303-997-3161
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 12, 2011, the Board of Directors of Liberty Coal Energy Corp., a Nevada corporation (the "Company"), appointed Robert T. Malasek to serve as the Company's Chief Financial Officer, Secretary and as a director of the Company. Mr. Malasek's biographical and professional history is noted below. Mr. Malasek replaces Mr. Edwin G. Morrow who was serving as the Company's interim Chief Financial Officer. Mr. Morrow will remain the Company's President, Chief Executive Officer and a member of the Company's Board of Directors.

Mr. Malasek is currently serving as the Chief Financial Officer and a director of Siga Resources, Inc., an OTCBB listed company, positions he has held since September 28, 2010, as well as the Chief Financial Officer for NatureWell, Inc., an OTCBB listed company, to which he was reappointed on August 15, 2006. Mr. Malasek previously served as Controller for NatureWell, Inc. from September of 2001 until October of 2002 at which time he served as Chief Financial Officer and Secretary until his resignation in May of 2005. From May 2005 until the present he has rendered accounting consulting services to a variety of clients, including a number of public companies. From September 1987 until August 1999 , Mr. Malasek was employed with Starwood Hotel & Resorts Worldwide, Inc. in a number of positions within the accounting department and became Assistant Controller in 1998 until his departure in 1999. Mr. Malasek received his Bachelor of Science in Accountancy from San Diego State University in California in 1998.

Our Board of Directors now consists of Mauricio Beltran, Edwin G. Morrow, and Robert T. Malasek.

There is no arrangement or understanding pursuant to which Mr. Malasek was appointed Chief Financial Officer, Secretary and a director of the Company. Mr. Malasek has no family relationships with any other executive officer or director of the Company, or persons nominated or chosen by the Company to become directors or officers. Further, there are no related party transactions between the Company and Mr. Malasek that are reportable under Item 404(a) of Regulation S-K.

On April 13, 2011, the Company issued a press release announcing Ms. Malasek's appointment as Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                  Exhibit Description
-----------                  -------------------

  99.1              Press Release dated April 13, 2011

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY COAL ENERGY CORP.


/s/ Edwin G. Morrow
----------------------------------
Edwin G. Morrow
President, Chief Executive Officer
and Director
Date: April 13, 2011


/s/ Robert T. Malasek
----------------------------------
Robert T. Malasek
Chief Financial Officer, Secretary
and Director
Date: April 13, 2011

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